UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 1, 2014

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

As previously announced, on September 20, 2014, Ferro Corporation (“Ferro” or the “Company”) and its wholly-owned subsidiary, Ferro Coatings Italy s.r.l. (collectively, the “Buyers”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Star Capital SGR S.p.A., Marco Gazzaniga, Gianfranco Padovani and Sergio Zannoni pursuant to which the Buyers agreed to purchase 100% of the issued and outstanding share capital of Vetriceramici S.p.A. (“Vetriceramici”) for a purchase price of €83 million (approximately $104 million) in cash, subject to customary working capital and other purchase price adjustments.  On December 1, 2014, the Buyers consummated the acquisition of Vetriceramici pursuant to the terms of the Purchase Agreement.  The acquisition was funded with a combination of cash on hand and borrowings under the Company’s revolving credit facility.

Vetriceramici is a supplier of ceramic coatings to high-end tile manufacturers.  Vetriceramici is based in Casola Valsenio, Italy and operates manufacturing facilities in Italy and Mexico, a mixing plant in Poland and research and development and sales offices in Italy and Turkey.

Item 7.01Regulation FD Disclosure.

On December 2, 2014, the Company issued a press release (the “Press Release”) announcing the acquisition of Vetriceramici.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Sale and Purchase Agreement, dated as of September 20, 2014, between Capital SGR S.p.A., Marco Gazzaniga, Gianfranco Padovani, Sergio Zannoni and Ferro Corporation and Ferro Coatings Italy s.r.l.
99.1	Press Release, dated December 2, 2014

* Certain exhibits and schedules have been omitted and the registrant agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

By:/s/ Mark_H. Duesenberg
Name: Mark H. Duesenberg
Title: Vice President, General Counsel
and Secretary

December 2, 2014

Exhibit Index

Exhibit Number	Description
2.1*	Sale and Purchase Agreement, dated as of September 20, 2014, between Capital SGR S.p.A., Marco Gazzaniga, Gianfranco Padovani, Sergio Zannoni and Ferro Corporation and Ferro Coatings Italy s.r.l.
99.1	Press Release, dated December 2, 2014

* Certain exhibits and schedules have been omitted and the registrant agrees to furnish a copy of any omitted exhibits and schedules to the Securities and Exchange Commission upon request.

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